ITEM 1. SCHEDULE OF INVESTMENTS.

The Schedule(s) of Investments is attached herewith.

JPMorgan Private Markets Fund

Consolidated Schedule of Investments

June 30, 2024 (Unaudited)

The unaudited schedule of investments of JPMorgan Private Markets Fund (the “Fund”), a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company, as of June 30, 2024, is set forth below:

	Geographic Region	Acquisition Date	Cost Basis	Fair Value	Percentage of Net Assets
Private Equity Investments (67.62%)[1]

Co-Investments (23.08%)
GTCR (C) Investors LP*,[2]	Europe	9/13/2023	$7,446,595	$9,029,666	1.90%
Hg Vega Co-Invest L.P.*	Europe	3/28/2024	10,659,487	10,644,287	2.24%
SCP Co-Invest (Hummingbird) LP*,[2]	Europe	5/23/2024	4,955,909	4,944,639	1.04%
SCP Co-Invest (Puma) LP *,[2]	Europe	5/23/2024	4,998,727	4,983,604	1.05%
Alkeme Co-Invest B, LP*,[2]	North America	3/1/2024	4,428,472	10,467,092	2.20%
ASTP Holdings Co-Investment LP*,[2]	North America	9/8/2023	2,658,677	3,799,674	0.80%
BPOC Maple Aggregator, L.P. *	North America	4/30/2024	17,012,957	19,720,008	4.15%
GHK WSB Co-Investment Vehicle LP*,[2]	North America	8/28/2023	3,996,037	4,986,515	1.05%
Ishtar Co-Invest-B LP*,[2,3]	North America	7/14/2023	4,864,100	24,300,689	5.12%
Oshun Co-Invest-B LP*,[2]	North America	7/14/2023	2,407,402	3,833,099	0.81%
Project Phoenix Co-Invest Fund, L.P.*	North America	11/6/2023	3,678,553	4,534,291	0.95%
Southfield PMH Co-Invest LP*	North America	3/5/2024	2,495,716	2,501,800	0.53%
WCI-BXC Investment Holdings, LP*	North America	3/29/2024	6,106,854	5,902,269	1.24%

Total Co-Investments (23.08%)			$75,709,486	$109,647,633

Primary Investments (6.85%)
Stanley Capital Partners Fund I*,[2]	Europe	6/15/2024	2,919,786	2,900,787	0.61%
Bansk Fund I-A and I-B, LP2,3	North America	7/31/2023	7,416,675	10,134,345	2.13%
BPOC Fund VI, L.P. *,[2]	North America	6/28/2024	6,425,590	6,461,400	1.36%
CCMP Capital Investors IV, L.P. *,[2]	North America	5/31/2024	13,082,201	13,072,363	2.75%

Total Primary Investments (6.85%)			$29,844,252	$32,568,895

Secondary Investments (37.69%)
Hayfin Private Equity Funds LP2	Europe	11/29/2023	4,398,391	5,805,756	1.22%
Hayfin Private Equity Solutions II LP2	Europe	11/29/2023	3,454,129	3,746,041	0.79%
Hayfin Sapphire III LP2	Europe	11/29/2023	2,506,212	3,694,148	0.78%
PSC III G, LP*,[2]	Europe	3/28/2024	17,131,054	24,272,970	5.11%
Ufenau Continuation 4, SLP*,[2]	Europe	9/7/2023	6,566,540	8,012,412	1.69%
Access Car Wash Co-Investment, LP *	North America	3/28/2024	2,637,097	3,227,002	0.68%
Access Holdings Fund I, L.P.*,[2]	North America	12/28/2023	19,059,774	21,838,036	4.60%
Aterian Opportunities II, L.P.*,[2]	North America	9/26/2023	9,575,485	9,418,696	1.98%
Brynwood Partners VIII L.P.*,[2]	North America	12/31/2023	9,495,655	11,370,031	2.39%
GTCR Fund XIII/C LP*,[2]	North America	12/28/2023	5,111,694	5,781,188	1.22%
Kohlberg TE Investors IX, LP2	North America	9/29/2023	10,594,926	13,025,730	2.74%
MetLife Investment Private Equity Partners II (Feeder), L.P. *,[2]	North America	6/30/2024	10,405,696	10,401,731	2.19%
MLC Private Equity Partners Feeder, LP*,[2]	North America	3/25/2024	8,732,387	10,626,643	2.24%
Portfolio Advisors Secondary Fund III, L.P.[2]	North America	4/9/2024	17,796,073	22,694,674	4.78%
Portfolio Advisors Secondary Fund IV, L.P.[2]	North America	4/9/2024	8,083,305	9,716,730	2.04%

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JPMorgan Private Markets Fund

Consolidated Schedule of Investments

June 30, 2024 (Unaudited)

	Geographic Region	Acquisition Date	Cost Basis	Fair Value	Percentage of Net Assets

Private Equity Investments (continued)[1]

Secondary Investments (continued)

Vestar Capital Partners Rainforest, L.P.*,[2]	North America	3/28/2024	$12,107,993	$15,412,434	3.24%

Total Secondary Investments (37.69%)			$147,656,411	$179,044,222

Total Private Equity Investments (Cost $253,210,149) (67.62%)			$253,210,149	$321,260,750

			Shares	Fair Value	Percentage of Net Assets
Investment Companies (10.68%)
JPMorgan Floating Rate Income Fund, Class I Shares[4]			5,968,976	50,736,294	10.68%

Total Investment Companies (Cost $51,168,611) (10.68%)				$50,736,294

Short-Term Investments (22.74%)
JPMorgan U.S. Treasury Plus Money Market Fund, Class Morgan Shares, 4.90%[4,5]			108,009,606	108,009,606	22.74%

Total Short-Term Investments (Cost $108,009,606) (22.74%)				$108,009,606

Total Investments (Cost $412,388,366) (101.04%)				$480,006,650

Other Assets (Liabilities) ((1.04)%)				(4,939,445)

Net Assets (100.00%)				$475,067,205

*	Non Income Producing Security.

1

Investments have no redemption provisions, are issued in private placement transactions and are restricted as to resale. For investments that were acquired through multiple transactions, the acquisition date represents initial acquisition date of the Fund’s investment in the position. Total fair value of restricted securities amounts to $321,260,750, which represents 67.62% of net assets as of June 30, 2024.

2	The Fund has unfunded commitments to the indicated investment as of June 30, 2024. Total unfunded commitments amount to $62,814,430 as of June 30, 2024.

3

The Fund invests in the Ishtar Co-Invest B-LP and Bansk Fund I-A and I-B LP, both of which invest directly in Ishtar LLC. Through these investments the Fund owns approximately 7.27% of Ishtar LLC which holds Amika Holdco LLC. In the aggregate the Ishtar holding accounts for approximately 5.70% of the JPMF Net Asset Value.

4	Affiliated holding.

5	The rate shown is the annualized seven-day yield as of June 30, 2024.

1.  Organization

JPMorgan Private Markets Fund (the “Fund”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the“1940 Act”), as a non-diversified, closed-end management investment company which commenced operations on July 12, 2023 (“Commencement of Operations”). J.P. Morgan Investment Management Inc. serves as the Fund’s investment adviser (the “Adviser”) and is responsible for making investment decisions for the Fund’s portfolio.

The Board of Trustees of the Fund (the “Board”) is responsible for the overall management of the Fund, including supervision of the duties performed by the Adviser. As is the case with virtually all investment companies (as distinguished from operating companies), service providers to the Fund, primarily the Adviser, have responsibility for the day-to-day management and operation of the Fund.

JPMorgan Private Markets Fund

Consolidated Schedule of Investments

June 30, 2024 (Unaudited)

2.  Fair Value Measurements

The Fund values its investments monthly at fair value consistent with the principles of ASC Topic 820, Fair Value Measurements. The Fund has written valuation policies and procedures (the “Valuation Procedures”), which have been approved by the Fund’s Board of Trustees (the “Board”). Effective May 15, 2023, the Adviser was designated as the Valuation Designee (the “Valuation Designee”) for the Fund pursuant to Rule 2a-5 under the 1940 Act. The Adviser’s fair valuation team is responsible for monitoring developments that may impact fair valued securities. The Fund generally uses the latest net asset value (“NAV”) provided by the manager or general partner of a Portfolio Fund (the “Portfolio Fund Manager”) as a practical expedient to determine the fair value of its investments in Portfolio Funds and certain Co-Investments. Ordinarily, the fair value of a Portfolio Fund or Co-Investment held by the Fund is based on the NAV of that Portfolio Fund or Co-Investment reported by the Portfolio Fund Manager. If the Adviser determines that the most recent NAV reported by the Portfolio Fund Manager does not represent the fair value or if the Portfolio Fund Manager fails to report a NAV to the Fund, a fair value determination is made by the Adviser with oversight from the Board in accordance with the Fund’s valuation procedures. This may include adjusting the previous NAV provided by a Portfolio Fund Manager with other relevant information available at the time the Fund values its portfolio, including capital activity and events occurring between the reference dates of the Portfolio Fund Manager’s valuation and the relevant valuation date, to the extent that the Adviser is aware of such information.

On a monthly basis, valuation of Private Market Investments (other than interests in Portfolio Funds and certain Co-Investments, as described above) will originally be valued at cost which will subsequently be adjusted based on a determination of such investment’s fair value. In instances where there is reason to believe that the valuation of a security or other investment valued pursuant to the procedures described above does not represent the current value of such security or investment, or when a security or investment cannot be valued pursuant to the procedures described above, the fair value of the investment will be determined by the Adviser taking into account various factors, as relevant, as provided for in the Fund’s valuation procedures, which may include:

•

Pending sales and potential exit transactions, including (a) any sales price in a letter of intent, offer letter or term sheet, (b) the company’s total enterprise price or (c) information from an investment bank during an initial public offering.

•	Liquidation analysis (cost approach).

•	Any other information, factor or set of factors that may affect the valuation of the Fund’s investment as determined by the Adviser.

The Fund follows the provisions of ASC 820-10, Fair Value Measurements and Disclosures (“ASC 820-10”), which among other matters, requires enhanced disclosures about investments that are measured and reported at fair value. ASC 820-10 defines fair value, establishes a framework for measuring fair value in accordance with GAAP and expands disclosure of fair value measurements. ASC 820-10 determines fair value to be the price that would be received for an investment in a current sale, which assumes an orderly transaction between market participants on the measurement date. ASC 820-10 requires the Fund to assume that the portfolio investment is sold in its principal market to market participants or, in the absence of a principal market, the most advantageous market, which may be a hypothetical market. Market participants are defined as buyers and sellers in the principal or most advantageous market that are independent, knowledgeable, and willing and able to transact. In accordance with ASC 820-10, the Fund has considered its principal market as the market in which the Fund exits its portfolio investments with the greatest volume and level of activity. ASC 820-10 specifies a hierarchy of valuation techniques based on whether the inputs to those valuation techniques are observable or unobservable. In accordance with ASC 820-10, these inputs are summarized in the three broad levels listed below:

The three-tier hierarchy of inputs is summarized below:

•	Level 1 – Inputs that reflect unadjusted quoted prices in active markets for identical financial instruments that the reporting entity has the ability to access at the measurement date.

•

Level 2 – Inputs other than quoted prices included within Level 1 that are observable for the financial instrument, either directly or indirectly. Level 2 inputs also include quoted prices for similar assets and liabilities in active markets, and quoted prices for identical or similar assets and liabilities in markets that are not active.

•	Level 3 – Significant unobservable inputs for the financial instrument (including management’s own assumptions in determining the fair value of investments).

JPMorgan Private Markets Fund

Consolidated Schedule of Investments

June 30, 2024 (Unaudited)

Investments in Portfolio Funds are recorded at fair value, using the Portfolio Funds’ net asset value as a “practical expedient,” in accordance with ASC 820-10 and are excluded from leveling classification noted above.

Investments in Portfolio Funds generally are restricted securities that are subject to substantial holding periods and are not traded in public markets. Accordingly, the Fund may not be able to resell or realize some of its investments for extended periods, which may be several years. The types of Portfolio Funds that the Fund may make investments in include Primary and Secondary Investments.

The fair value relating to certain underlying investments of these Portfolio Funds, for which there is no public market, has been estimated by the respective Portfolio Fund Manager and is based upon available information in the absence of readily ascertainable fair values and does not necessarily represent amounts that might ultimately be realized. Due to the inherent uncertainty of valuation, those estimated fair values may differ significantly from the values that would have been used had a public market for the investments existed. These differences could be material.

Portfolio Funds measure their investment assets at fair value, and typically report a NAV per share on a calendar quarterly basis. In accordance with ASC 820-10, the Fund has elected to apply the practical expedient methodology and to value its investments in Portfolio Funds at their respective NAVs typically at each quarter.

Due to the inherent uncertainty of estimates, fair value determinations based on estimates may materially differ from the values that would have been used had a ready market for the securities existed. The following is a summary of the Fund’s investments in affiliated funds which are classified in the fair value hierarchy as of June 30, 2024:

Investments in Securities at Value	Level 1	Level 2	Level 3	Total

Investment Companies	$ 50,736,294	$—	$—	$ 50,736,294

Short-Term Investments	108,009,606	—	—	108,009,606

Total Investments	$158,745,900	$—	$—	$158,745,900

Changes in inputs or methods used for valuing investments may result in transfers in or out of levels within the fair value hierarchy. The inputs or methods used for valuing investments may not necessarily be an indication of the risk associated with investing in those investments. Transfers between levels of the fair value hierarchy are reported at values at the beginning of the reporting period in which they occur.

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